UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported):  November 3, 2010

CNS RESPONSE, INC.
(Exact name of Company as specified in its charter)

Delaware	0-26285	87-0419387
(State or other	(Commission File No.)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

85 Enterprise, Suite 410
Aliso Viejo, CA 92656
(Address of principal executive offices)

(714) 545-3288
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The description of the Purchase Agreement and the Security Agreement (both as defined below) are incorporated by reference to Item 2.03 of the current report on Form 8-K of CNS Response, Inc. (the “Company”) filed on October 7, 2010.  The description of the Engagement Agreement (as defined below) is incorporated by reference to Item 2.03 of the current report on Form 8-K of the Company filed on October 13, 2010.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 1, 2010, CNS Response Inc. (the “Company”) entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) with two investors.  The Purchase Agreement provides for the issuance and sale of secured convertible promissory notes (the “Notes”), for cash or in exchange for outstanding convertible notes, in the aggregate principal amount of up to $3,000,000 plus an amount corresponding to accrued and unpaid interest on any exchanged notes, and warrants to purchase a number of shares corresponding to 50% of the number of shares issuable on conversion of the Notes (the “Warrants”).  The obligations of the Company under the terms of the Notes are secured by a security interest in the tangible and intangible assets of the Company, pursuant to a security agreement, dated as of October 1, 2010, by and between the Company and John Pappajohn, as administrative agent for the holders of the Notes (the “Security Agreement”).   Prior to November 3, 2010, the Company had issued pursuant to the Purchase Agreement Notes in the aggregate principal amount of $1,861,688 and warrants to purchase up to 3,102,809 shares of common stock of the Company, receiving net proceeds of approximately $1.35 million and cancelling previously outstanding convertible notes in the aggregate principal amount of $500,000 plus accrued and unpaid interest in connection therewith.

On November 3, 2010, three affiliated entities executed the Purchase Agreement.  In connection therewith, the Company issued Notes in the aggregate principal amount of $762,250 and Warrants to purchase up to 1,270,414 shares of common stock, as follows:  (a)  The Company received $250,000 in gross proceeds from the issuance to BGN Acquisition Ltd., LP, an entity controlled by the Company’s director George Kallins, of Notes in the aggregate principal amount of $250,000 and Warrants to purchase up to 416,666 shares.  (b) The Company also issued Notes in the aggregate principal amount of $512,250, and Warrants to purchase up to 512,250 shares, to Deerwood Holdings LLC and Deerwood Partners LLC, two entities controlled by Mr. Kallins (collectively, the “Deerwood Investors”), in exchange for the cancellation of the notes originally issued to the Deerwood Investors on July 5, 2010 and August 20, 2010 in the aggregate principal amount of $500,000 (and accrued and unpaid interest on those notes) and warrants to purchase an aggregate of up to 150,000 shares originally issued to the Deerwood Investors on August 20, 2010.  The related guaranties and oral indemnification and security agreement that had been entered into in connection with the notes issued on July 5, 2010 and August 25, 2010 were likewise terminated.   The net proceeds to the Company of the November 3 transaction were $250,000.

SAIL Venture Partners, LP (“SAIL”), of which our director David Jones is a managing partner, issued four separate unconditional guaranties (collectively, the “Guaranties”) to each of the Deerwood Investors, guaranteeing the prompt and complete payment when due of all principal, interest and other amounts under the Notes issued to such investors.  The obligations under each Guaranty are independent of our obligations under the Notes and separate actions may be brought against the guarantor.  In connection with its serving as guarantor, we granted SAIL Warrants to purchase up to an aggregate of 341,498 shares of common stock.  The warrants to purchase 100,000 shares of common stock previously granted to SAIL on August 20, 2010 were canceled.  In connection with the November 3 transactions, SAIL and the Deerwood Investors entered into a purchase option agreement pursuant to which SAIL has the option, which is exercisable at any time through March 31, 2011, to purchase any or all of the Notes issued to the Deerwood Investors in exchange for the July 5, 2010 and August 20, 2010 notes from time to time at a price equal to the aggregate principal amount plus all accrued but unpaid interest.

A more detailed description of the Notes, the Warrants, the Purchase Agreement and the Security Agreement is included in Item 2.03 of the Company’s current report on Form 8-K filed on October 7, 2010 (File No. 000-26285)(the “October 7, 2010 8-K”), the Form of Note, Form of Warrant, Purchase Agreement and Security Agreement are filed as exhibits to such Form 8-K, and such description and exhibits are hereby incorporated herein by reference.   The description of the Guaranties issued by SAIL is qualified by reference to the text of the form of guaranty, filed as Exhibit 4.2 to the Company’s current report on Form 8-K on August 24, 2010, which is substantially identical in all material respects to the Guaranties, except as to date of execution, recitals and address for notice, and which is hereby incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The description of the Notes and the Warrants is incorporated herein by reference to Item 2.03 hereof and the full text of the form of Note and form of Warrant attached as Exhibits 4.1 and 4.2 to the October 7, 2010 8-K.

The Notes and Warrants were issued by the Company under the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, as they were issued to accredited investors, without a view to distribution, and were not issued through any general solicitation or advertisement.

Item 9.01	Financial Statements and Exhibits.

Exhibit 4.1	Form of Note.*

Exhibit 4.2	Form of Warrant.*

Exhibit 4.3	Form of Placement Agent Warrant***

Exhibit 4.4	Form of Guaranty by SAIL Venture Partners, LP****

Exhibit 10.1	Note and Warrant Purchase Agreement, dated as of October 1, 2010.*

Exhibit 10.2	Security Agreement, dated as of October 1, 2010.*

Exhibit 10.3	Engagement Agreement, dated September 30, 2010, between the Company and Monarch Capital Group, LLC.**

* Incorporated herein by reference to the corresponding exhibits to the Company’s current report on Form 8-K filed on October 7, 2010.

 ** Incorporated herein by reference to the corresponding exhibit to the Company’s current report on Form 8-K filed on October 13, 2010.

***Incorporated herein by reference to the corresponding exhibit to the Company’s current report on Form 8-K filed on October 27, 2010.

**** Incorporated herein by reference to Exhibit 4.3 to the Company’s current report on Form 8-K filed on August 24, 2010.  Such Form of Guaranty is identical to the Guaranties described in this Current Report on Form 8-K, except as to name of beneficiary, date of execution, recitals, and address for notice.  In reliance on Instruction 2 to Item 601 of Regulation S-K, the Company is not refiling such Form of Guaranty herewith.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Response, Inc.

	By:	/s/ Paul Buck
November 9, 2010		Paul Buck
Chief Financial Officer